ING FUNDS TRUST

ING Classic Money Market Fund

(“Fund”)

Supplement dated November 12, 2010 to the Fund’s Class A, Class B, and Class C

Prospectus and Statement of Additional Information

each dated July 30, 2010

On October 21, 2010, the Board of Trustees of ING Funds Trust approved a proposal to liquidate the Fund. It is expected that the liquidation will take place during the first quarter of 2011. At a later date, shareholders will be provided with notification of the liquidation date.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE